Exhibit 99.1

June 2010 Investor Presentation
Great Plains Energy
Investor Presentation
June 2010

Terry Bassham
Executive Vice President
Finance & Strategic Development
and Chief Financial Officer
Ellen Fairchild
Senior Director Investor Relations
and Assistant Secretary
816-556-2083
ellen.fairchild@kcpl.com
Mike Chesser
Chairman and
Chief Executive Officer
June 2010 Investor Presentation
Company Representatives

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors;
ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, increased costs of retirement, healthcare and other benefits; the timing and amount of resulting synergy savings from the GMO acquisition; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great
Plains Energy’s and KCP&L’s most recent quarterly report on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange
Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
June 2010 Investor Presentation
Forward Looking Statement

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

## 2009 Revenueby Customer Segment

Industrial
10%
Other
1%
Commercial
44%
Residential
45%

## 2009 Revenueby Utility Jurisdiction

GREAT PLAINS ENERGY

Service Territories: KCP&L and GMO
Business Highlights
• Solid Midwest electric utility - KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila
• Company attributes post-acquisition
 • ~822,000 customers / 3,200+ employees
 • ~6,000 MW of primarily low-cost baseload generation
 • 5-year projected synergies of ~$740 million
 • ~$8.5bn in assets and $4.4bn in rate base at 2009YE
Total: ~ $2.0bn
Total: ~ $2.0bn
June 2010 Investor Presentation
Kansas
29%
Missouri
(KCP&L)
36%
Missouri
(GMO)
35%
Solid Vertically Integrated Midwest Utility

• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes ~822,000 residential, commercial, and industrial customers
• ~6,000 Megawatts of generation capacity
• Low-cost generation mix: 80% coal, 17% nuclear (Wolf Creek), 2% natural gas/oil and 1% wind in 2009
100% Regulated
Electric Utility
Operations Focus
• Growth and stability in earnings driven by sizable regulated investments as part of the Comprehensive Energy
 Plan (“CEP”)
 • Wind and environmental retrofit components of CEP in place; Iatan 2 baseload coal plant targeted for completion later this year
• Anticipated growth beyond 2010 driven by additional environmental capex, transmission opportunities and wind
Attractive Platform for
Long-Term Earnings
Growth
• Successful outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Combined annual rate increases from 2008 cases of $59mm in Kansas and $159mm in Missouri; new rates effective August 1st  in Kansas and September 1st in Missouri
• $55mm rate increase for KCP&L Kansas filed in 12/09; $190 million rate increase for KCP&L MO and GMO filed 6/10
Focused Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.4bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Recent shift in outlook from Negative to Stable at Moody’s and S&P
Stable and Improving
Financial Position
June 2010 Investor Presentation
Strong Platform for Long-Term Growth

## COMPREHENSIVE ENERGY PLAN HIGHLIGHTS

UTILITY RATE BASE
+9.1%
Rate Increase
+6.5%
Rate Increase
+15.4%
Rate Increase
Strategic Energy
KCP&L
2005
2006
2007
2008
2009

GREAT PLAINS ENERGY

Executing the Plan
June 2010 Investor Presentation

Project description	Comments
• 100 MW plant in Spearville, KS • Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
• Selective Catalytic Reduction (SCR) unit at LaCygne 1	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
• Air Quality Control System at Iatan 1	✓ Completed in Q2 2009 ✓ In rate base starting 3Q 2009 (KS 08/1 & MO 9/1) ✓ No regulatory disallowance in 2009 MO and KS cases; capped exposure in 2010 cases
• Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP ownership share)1	✓ On track for completion Q4 2010 ✓ Expected in Kansas rates in Q4 2010 / 1Q 2011; Missouri rates in Q2 2011
Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
Great Plains Energy has effectively executed all elements of its Comprehensive Energy Plan to date and has received constructive regulatory treatment
Comprehensive Energy Plan
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions
June 2010 Investor Presentation
Strong Track Record of Execution

June 2010 Investor Presentation
Rate Case Outcomes
Rate Jurisdiction	Amount Requested	Amount Approved	Effective Date	Rate Base	Return on Equity	Rate-making Equity Ratio
KCP&L - Missouri	$55.8	$50.6	1/1/2007	$1,270	11.25%	53.69%
KCP&L - Missouri	$45.4	$35.3	1/1/2008	$1,298	10.75%	57.62%
KCP&L - Missouri	$101.5	$95.0	9/1/2009	$1,4961	n/a4	46.63%
KCP&L - Kansas	$42.3	$29.0	1/1/2007	$1,0001	n/a2	n/a
KCP&L - Kansas	$47.1	$28.0	1/1/2008	$1,1001	n/a3	n/a
KCP&L - Kansas	$71.6	$59.0	8/1/2009	$1,2701	n/a4	50.75%
GMO - MPS	$94.5	$45.2	6/1/2007	$918	10.25%	48.17%
GMO - MPS	$66.0	$48.0	9/1/2009	$1,1881	n/a5	45.95%
GMO - L&P	$24.4	$13.6	6/1/2007	$186	10.25%	48.17%
GMO - L&P	$17.1	$15.0	9/1/2009	$2861	n/a5	45.95%
1 Rate Base amounts are approximate amounts since the cases were black box settlements
2 Iatan 2 AFUDC calculation was set at 8.5%
3  Iatan 2 AFUDC calculation was set at 8.3%
4 Iatan 2 AFUDC calculation was set at 8.25%
5 Iatan 2 AFUDC calculation was set at 10.2%
Focused Regulatory Approach

- ☑ Hydrostatic Tests (completed 10/07/09)
- ☑ Air Flow Draft Tests (completed 2/25/10)
- ☑ First Fire on Oil (completed 3/29/10)
- ☑ Steam Blows (completed early June)

GREAT PLAINS ENERGY

June 2010 Investor Presentation
Steps to In-Service Date for Iatan 2
❑ First Fire on Coal
❑ Synchronization
❑ Provisional Acceptance

| | Low | High | Low | High |
| --- | --- | --- | --- | --- |
| [1] | | | | |
| [1] | | | | |

GREAT PLAINS ENERGY

Iatan 2 Reforecast
• Currently anticipate a fourth quarter 2010 in-service date for Iatan 2
• New cost estimate range for GXP share is a $69 million (6%) increase to the low end and a
 $50 million (4%) increase to the high end
Current
Estimated Cost of Iatan 2
1,680
$

2
1,720
$

2
1,222
$

1,251
$

Previous
Estimated Cost of Iatan 2
1,587
$

2
1,652
$

2
1,153
$

1,201
$

Increase / (Decrease)
93
$

68
$

69
$

50
$

2
Derived from KCP&L and Great Plains Energy disclosed amounts
Total Project (850 MW)
GPE Share (618 MW)
1
Excluding Allowance for Funds Used During Construction ("AFUDC") and common facilities that were identified at the time of the start-up of the Iatan 1 environmental project that will be used by both Iatan 1 and Iatan 2
June 2010 Investor Presentation

Rate Case Update
• KCP&L Kansas electric service case filed December 2009
 – $55.2 million or an 11.5% annual increase request
 – ROE: 11.25%
 – Equity ratio: 46.17%
 – Rate base: $1.795 billion
• KCP&L Kansas - Interveners’ Direct Testimony to be filed in early June
• Missouri - Filed KCP&L and GMO cases June 2010
June 2010 Investor Presentation

| Rate Case | Case Number | File Date | Traditional | Rate Base | Return on Equity | Rate-making Equity Ratio | Rate of Return | Effective Date |
|---|---|---|---|---|---|---|---|---|
| KCP&L - KS | 10-KCPE-415-RTS | 12/17/2009 | $55.2 | $1,794.8 | 11.25% | 46.174% | 9.166% | 12/1/2010 |
| KCP&L - MO | ER-2010-0355 | 6/4/2010 | $92.1 | $2,122.8 | 11.00% | 46.158% | 9.040% | 5/4/2011 |
| GMO - MPS | ER-2010-0356 | 6/4/2010 | $75.8 | $1,468.7 | 11.00% | 46.158% | 8.997% | 5/4/2011 |
| GMO- L&P | ER-2010-0356 | 6/4/2010 | $22.1 | $422.0 | 11.00% | 46.158% | 8.997% | 5/4/2011 |

## KCP&L Kansas Rate Increase Request

.3% Increased Operating Expense, including:
1% Cost of Capital
.5% Other Investments in Electric Grid and Power Plants
TOTAL: 11.5% $55M
9.7% Comprehensive Energy Plan Investments (CEP)

## Total KCP&L Missouri Combined

RATE INCREASE REQUEST

1.3% INCREASE Cost of Capital
3.6% INCREASE Coal Transportation Costs
2.7% INCREASE Increased Operating Expense and Other Investment in the Electric Grid and Power Plants
14% $190M
6.4% INCREASE Iatan I & II

GREAT PLAINS ENERGY

*
 * Includes Kansas City Power and Light and
 KCP&L Greater Missouri Operations (GMO)
June 2010 Investor Presentation
2010 Rate Case Summary

## KCP&L Kansas

**RATE INCREASE REQUEST**

3% Increased Operating Expense
9% Cost of Capital
4% Other Investments in Electric Grid and Power Plants
TOTAL: $55 MILLION
84% Comprehensive Energy Plan Investments (CEP)
2% Reliability Investments
88% Iatan II
TOTAL: $46 MILLION
10% Iatan I
CEP INVESTMENTS

### Summary of Request

| Territory | Rate Increase Request (Including Amortization) | Rate Increase % | Increase for Typical Residential Customer |
|---|---|---|---|
| KCP&L KS | $55.2 million | 11.6% | $11.08 |

## KCP&L Missouri*

**RATE INCREASE REQUEST**

9% Other, including increased operating expense and investments in electric grid and power plants
53% Coal Transportation Costs
TOTAL: $92 MILLION
7% Cost of Capital
31% Comprehensive Energy Plan Investments (CEP)
6% Energy Efficiency Programs
23% Iatan I
TOTAL $34 MILLION
70% Iatan II
CEP INVESTMENTS
1% Reliability Investments

### Summary of Request

| Territory | Rate Increase Request (Including Amortization) | Rate Increase % | Increase for Typical Residential Customer |
|---|---|---|---|
| KCP&L MO | $92.1 million | 13.8% | $12.69 |

*These figures do not pertain to KCP&L Greater Missouri Operations Company, the areas served by the former Aquila Missouri Public Service (MPS) and former Aquila St. Joseph Light & Power (L&P) divisions.

GREAT PLAINS ENERGY

June 2010 Investor Presentation
KCP&L KS and MO Rate Cases

## KCP&L Greater Missouri Operations Company – MPS

*The area served by the former Aquila Missouri Public Service (MPS) division*

**RATE INCREASE REQUEST**

19% Other, including increased operating expense and investments in electric grid and power plants
58% Iatan II
TOTAL: $76 MILLION
14% Cost of Capital
9% Pensions

### Summary of Request

| Territory | Rate Increase Request (Including Amortization) | Rate Increase % | Increase for Typical Residential Customer |
|---|---|---|---|
| KCP&L MPS | $75.8 million | 14.4% | $14.86 |

## KCP&L Greater Missouri Operations Company – L&P

*The area served by the former Aquila St. Joseph Light & Power (L&P) division*

**RATE INCREASE REQUEST**

8% Other, including increased operating expense and investments in electric grid and power plants
66% Iatan II
TOTAL: $22 MILLION
7% Cost of Capital
19% Iatan I

### Summary of Request

| Territory | Rate Increase Request (Including Amortization) | Rate Increase % | Increase for Typical Residential Customer |
|---|---|---|---|
| KCP&L L&P | $22.1 million | 13.9% | $12.82 |

GREAT PLAINS ENERGY

June 2010 Investor Presentation
KCP&L GMO Rate Cases

SRS
KCP&L
Sustainable Resource Strategy

GREAT PLAINS ENERGY

Drivers of Change

Environmental

Rules

Natural Gas

Prices

Load Growth
Energy
Legislation
Financing
Emergent
Technologies
June 2010 Investor Presentation

Sustainable Resource Strategy
Change Creates Opportunity
June 2010 Investor Presentation
Transmission &
Distribution
Opportunities
Opportunities
Resulting from
SmartGrid
Technologies
Generation Fleet
Optimization
Opportunities

| | 2010 | 2011 | 2012 |
|---|---|---|---|
| | | (millions) | |
| Generating facilities (excluding Iatan No. 2) | $ 152.0 | $ 152.8 | $ 138.3 |
| Distribution and transmission facilities | 192.8 | 238.0 | 275.7 |
| General facilities | 15.6 | 23.7 | 48.9 |
| Nuclear fuel | 30.9 | 21.5 | 19.8 |
| Environmental | 16.4 | 189.1 | 189.9 |
| Iatan No. 2 [a] | 243.9 | 54.1 | - |
| Total utility capital expenditures | $ 651.6 | $ 679.2 | $ 672.6 |

[a] Includes $183.5 million and $40.7 million of expenditures pursuant to KCP&L's Comprehensive Energy Plan in 2010 and 2011, respectively. Includes $60.4 million and $13.4 million of expenditures at GMO in 2010 and 2011, respectively.

GREAT PLAINS ENERGY

2010 - 2012 Capital Expenditures
June 2010 Investor Presentation
The majority of our expected environmental spend is related to our LaCygne units for a scrubber and baghouse on Unit 1 (already has an SCR, installed in 2007), as well as an SCR, scrubber, baghouse, and low NOx burners for Unit 2.
We continue to monitor and evaluate the impact of potential environmental mandates on our other generating facilities, but have not included any potential costs in our capital expenditures table at this time.
No capital for wind is included in the 2010 to 2012 period. Our current view over the next three years is that any wind projects would be completed as purchase power agreements, or “PPAs”.

Positioned for Long-term Earnings Growth
• Complete Iatan 2
• Navigate rate case process with constructive outcomes
• Continue to deliver on GMO synergies and movement toward Tier 1 costs across the organization
• Evaluate future opportunities through Sustainable Resource Strategy and continue to advocate on behalf of our shareholders, customers, and communities
June 2010 Investor Presentation

Appendix
1Q 2010
Financial Overview
June 2010 Investor Presentation

**GREAT PLAINS ENERGY**
**Consolidated Earnings and Earnings Per Share**
**Three Months Ended March 31**
(Unaudited)

| | Earnings | | Earnings per Great Plains Energy Share | |
|---|---|---|---|---|
| | **2010** | **2009** | **2010** | **2009** |
| | (millions) | | | |
| Electric Utility | $ 24.9 | $ 7.4 | $ 0.18 | $ 0.06 |
| Other | (4.6) | 14.3 | (0.03) | 0.12 |
| Net income | 20.3 | 21.7 | 0.15 | 0.18 |
| Preferred dividends | (0.4) | (0.4) | - | - |
| Earnings available for common shareholders | $ 19.9 | $ 21.3 | $ 0.15 | $ 0.18 |

GREAT PLAINS ENERGY

Electric utility’s net income increased $17.5 million primarily driven by an increase in gross margin* due to new retail rates.
Other segment earnings decreased primarily as a result of a $16 million benefit in the first quarter of 2009 from a 2003-04 tax audit settlement at GMO’s non-utility operations.
Increased number of shares outstanding primarily from the May 2009 equity offering resulted in $0.02 per share dilution.
*Gross margin is defined and reconciled to operating revenues at the end of the presentation
June 2010 Investor Presentation

$24.9
$7.4
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
1Q '10
1Q '09

$0.18
$0.06
$0.20
$0.15
$0.10
$0.05
$0.00
1Q '10
1Q '09

GREAT PLAINS ENERGY

Electric Utility First Quarter
(millions except
where indicated)
Key Earnings Drivers:
+ A $65.6 million, or 24 percent, increase in gross margin primarily due to new retail rates
– Increased operating expense of $13.8 million primarily due to a $10.3 million increase in
 O&M expenses driven by planned plant outages; and
– Increased depreciation and amortization of $13.2 million

Earnings
Earnings Per Share
June 2010 Investor Presentation

| 1Q 2010 Compared to 1Q 2009 | | | |
|---|---|---|---|
| | Customers | Use/Customer | Change MWh Sales |
| **Residential** | 0.4% | 3.1% | 3.5% |
| **Commercial** | 0.0% | 0.1% | 0.1% |
| **Industrial** | -1.4% | 3.7% | 2.3% |
| **Weighted Average** | 0.3% | 1.6% | 1.9% |

Residential
Commercial
Industrial

GREAT PLAINS ENERGY

Electric Utility Segment
Weather Normalized Retail MWh Sales and Customer Growth Rates
Retail MWh Sales by Customer Class - First Quarter 2010
43%
13%
44%
June 2010 Investor Presentation

# Current Credit Ratings

| | Moody's | Standard & Poor's |
| --- | --- | --- |
| Great Plains Energy | | |
| Senior Unsecured Debt | Baa3 | BBB |

GREAT PLAINS ENERGY

Outlook
Stable
Stable
Corporate Credit Rating
-
BBB
Preferred Stock
Ba1
BB+
Senior Unsecured Debt
Baa3
BBB-
KCP&L
Outlook
Stable
Stable
Senior secured Debt
A3
BBB+
Senior Unsecured Debt
Baa2
BBB
Commercial Paper
P-2
A-2
GMO
Outlook
Stable
Stable
Moody’s March 12, 2010:
• Revised outlook on GXP, KCP&L and GMO to Stable from Negative
• Downgraded KCP&L’s senior unsecured rating to Baa2 from Baa1
• Affirmed all other ratings
S&P April 9, 2010:
•  Revised outlook on GXP, KCP&L and GMO to Stable from Negative
•  Raised short-term rating on KCP&L to A-2 from A-3
•  Affirmed all long-term ratings
June 2010 Investor Presentation

# Debt and Capital Structure

as of 3/31/2010

## Great Plains Energy Debt ($ in millions)

| | KCP&L | | GMO (1) | | GPE | | Consolidated | |
|---|---|---|---|---|---|---|---|---|
| | Amount | Rate (2) | Amount | Rate (2) | Amount | Rate (2) | Amount | Rate (2) |
| Short-term Debt | $299.0 | 0.70% | $283.0 | 1.50% | $26.5 | 0.68% | $608.5 | 1.07% |
| Long-term Debt(3) | $1,780.1 | 6.15% | $1,037.4 | 9.88% | $387.1 | 10.67% | $3,204.6 | 7.85% |
| Total | $2,079.1 | 5.33% | $1,320.4 | 8.08% | $413.6 | 10.02% | $3,813.1 | 6.77% |

$600
$500
$400
$300
$200
$100
$
Debt ($ in millions)
2010
2013
2016
2019
2022
2025
2028
2031
2034
2042
GMO
GPE
KCP&L

Preferred 0.6%
Common Equity 46.2%
LT Debt* 53.2%

GREAT PLAINS ENERGY

*Includes current maturities
Long-term Debt Maturities
Capital Structure
Secured debt = $862.7 (23%), Unsecured debt = $2,950.4 (77%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium/discounts and fair market value adjustments
(3) Includes current maturities of long-term debt
June 2010 Investor Presentation

## Great Plains Energy Incorporated
## Reconciliation of Gross Margin to Operating Revenues
(Unaudited)

| Three Months Ended March 31 | 2010 | 2009 |
|---|---|---|
| | (millions) | |
| Operating revenues | $ 506.9 | $ 419.2 |
| Fuel | (101.8) | (87.6) |
| Purchased power | (65.5) | (57.2) |
| Transmission of electricity by others | (5.6) | (6.0) |
| Gross margin | $ 334.0 | $ 268.4 |

GREAT PLAINS ENERGY

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
June 2010 Investor Presentation